                                                                    EXHIBIT 10.6

                           MOBILITY ELECTRONICS, INC.




                              AMENDED AND RESTATED
                          1996 LONG TERM INCENTIVE PLAN
                    (As further amended on January 13, 2000)

                       (Effective as of January 13, 2000)

                           MOBILITY ELECTRONICS, INC.

                              AMENDED AND RESTATED
                          1996 LONG TERM INCENTIVE PLAN
                    (As further amended on January 13, 2000)

                       (Effective as of January 13, 2000)


     1. Purpose. The purpose of this Amended and Restated 1996 Long Term Incentive Plan (the "Plan") of Mobility Electronics, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, and reward Directors, executive officers, and other key employees and consultants of and service providers to the Company and its subsidiaries (including consultants and others providing services of substantial value) and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

     2. Definitions. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents and Other Stock-Based Awards are set forth in Section 6 hereof. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." For purposes of the Plan, the following additional terms shall be defined as set forth below:

        (a) "Award Agreement" means any written agreement, contract, notice or other instrument or document evidencing an Award.

        (b) "Beneficiary" shall mean the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

        (c) "Board" means the Board of Directors of the Company.

        (d) "Code" means the Internal Revenue Code of 1986. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

        (e) "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that the Committee shall consist of two or more Directors, each of whom is a "nonemployee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code.

        (f) "Director" means a member of the Board or a member of the board of directors of a subsidiary of the Company.

        (g) "Employee" means an employee (as defined under Section 3401(c) of the Code and the regulations thereunder) of the Company or of any subsidiary of the Company that adopts the Plan, including officers.

        (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

        (i) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that (i) if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as reported in The Wall Street Journal (or other reporting service approved by the Committee), (ii) the "Fair Market Value" of Stock subject to Options granted effective upon consummation of the Initial Public Offering shall be the Initial Public Offering price of the shares to issued and sold in the Initial Public Offering, as set forth in the first final prospectus used in such offering (the provisions of clause (i) notwithstanding) and (iii) the "Fair Market Value" of Stock prior to the date of the Initial Public Offering shall be as determined by the Board of Directors in their sole discretion.

        (j) "Initial Public Offering" shall mean an underwritten initial public offering of shares of Stock registered with the Securities and Exchange Commission in compliance with the provisions of the Securities Act of 1933, as amended.

        (k) "Nonemployee Director" means a member of the Board who is not an Employee; provided, however, that, as used in Section 2(e) without initial capital letters, the term "nonemployee director" has the meaning provided in that section.

        (l) "Participant" means a person who, at a time when eligible under
Section 5 hereof, has been granted an Award under the Plan.

        (m) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

        (n) "Stock" means the common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for Stock or such other securities pursuant to Section 4 hereof.

     3. Administration.

     (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan and applicable law:

        (i) to select persons to whom Awards may be granted;

        (ii) to determine the type or types of Awards to be granted to each such person;

        (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement of an Award, and waivers or accelerations thereof, performance conditions relating to an Award (including performance conditions relating to Awards not intended to be governed by Section 7(e) and waivers and modifications thereof), based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

        (iv) to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

        (v) to determine whether, to what extent and under what circumstances cash, Stock, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant;

        (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

        (vii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

        (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

        (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

     (b) Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company's Certificate of Incorporation or Bylaws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee (subject to Section 8(e)). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, if applicable, and other applicable law.

     (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other Employee of the Company or any subsidiary, the Company's independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or Employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or Employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

     4. Stock Subject to Plan.

     (a) Amount of Stock Reserved. The total amount of Stock that may be subject to outstanding awards, determined immediately after the grant of any Award, shall not exceed 2,500,000 shares of Stock. Notwithstanding the foregoing, the number of shares that may be delivered as Restricted Stock and Deferred Stock (other than pursuant to an Award granted under Section 7(e)) shall not in the aggregate exceed 550,000; provided, however, that the shares subject to Restricted Stock or Deferred Stock Awards shall not be deemed delivered if such Awards are forfeited, expire or otherwise terminate without delivery of shares to the Participant. If an Award valued by reference to Stock may be settled only in cash, the number of shares to which such Award relates shall be deemed to be Stock subject to such Award for purposes of this Section 4(a). Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market for a Participant's account.

     (b) Annual Per-Participant Limitations. During any calendar year, no Participant may be granted Awards that may be settled by delivery of more than 250,000 shares of Stock, subject to adjustment as provided in Section 4(c). In addition, with respect to Awards that may be settled in cash (in whole or in part), no Participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of Award. This provision sets forth two separate limitations, so that Awards that may be settled solely by delivery of Stock will not operate to reduce the amount of cash-only Awards, and vice versa; nevertheless, Awards that may be settled in Stock or cash must not exceed either limitation.

     (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Stock or other securities, liquidation, dissolution, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a), including shares reserved Restricted and Deferred Stock, (ii) the number and kind of shares of Stock specified in the annual per-participant limitations under Section 4(b), (iii) the number and kind of shares of outstanding Restricted Stock or other outstanding Award in connection with which shares have been issued, (iv) the number and kind of shares that may be issued in respect of other outstanding Awards and (v) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. The foregoing notwithstanding, no adjustments shall be authorized under this
Section 4(c) with respect to Options, SARs or other Awards subject to Section 7(e) to the extent that such authority wold cause such Awards to fail to qualify as "qualified performance-based compensation" under Section 162(m)(4)(C) of the Code.

     5. Eligibility. Executive officers and other Employees of the Company and its subsidiaries, Directors, and persons who provide consulting, advisory, or other services to the Company deemed by the Committee to be of substantial value to the Company are eligible to be granted Awards under the Plan. In addition, a person who has been offered employment by the Company or its subsidiaries is eligible to be granted an Award under the Plan, provided that such Award shall be cancelled if such person fails to commence such employment, and no payment of value may be made in connection with such Award until such person has commenced such employment.

     6. Specific Terms of Awards.

     (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant. Except as provided in Section 6(f), 6(h), or 7(a), or to the extent required to comply with requirements of the Delaware General Corporation Law that lawful consideration be paid for Stock, only services may be required as consideration for the grant (but not the exercise) of any Award.

     (b) Options. The Committee is authorized to grant Options on the following terms and conditions ("Options"):

          (i) Nature of Options. Options may be either incentive stock options (within the meaning of Section 422 of the Code) ("Incentive Options") or Options that do not qualify as Incentive Options ("Nonqualified Options"); provided, however, that an Incentive Option may be granted only to a person who is an Employee on the date of grant of the Option.

          (ii) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option; and provided further that, in the case of an Incentive Option granted to a person who, on the date of grant of the Option, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any subsidiary of the Company, the exercise price per share of Stock purchasable under such Incentive Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the date the Incentive Option is granted.

          (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants. Notwithstanding the foregoing, no Incentive Option shall be exercisable after the expiration of ten years from the date such Incentive Option is granted; provided, that, in the case of an Incentive Option granted to a person who, on the date of grant of the Option, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any subsidiary of the Company, the Incentive Option shall not be exercisable after the expiration of five years from the date of grant of the Incentive Option.

          (iv) Termination of Employment. Unless otherwise determined by the Committee, upon termination of a Participant's employment with the Company and its subsidiaries, such Participant may exercise any Options during the three-month period (or such other period as may be specified by the Committee in an Award Agreement) following such termination of employment, but only to the extent such Option was exercisable immediately prior to such termination of employment. Notwithstanding the foregoing, if the Participant's employment with the Company is governed by an employment agreement and the Committee determines that such termination is "for cause" as defined in the Participant's employment agreement, all Options held by the Participant shall terminate as of the termination of employment unless otherwise specified in the Participant's Award Agreement.

          (v) Automatic Grants of Options to Nonemployee Directors.

             (A) Effective January 13, 2000, immediately and automatically each then current Nonemployee Director and, upon initial election to the Board, each new Nonemployee Director, will receive a Nonqualified Option to purchase 20,000 shares of Common Stock, which will be fully exercisable on the one-year anniversary of the date of grant, but only if such Nonemployee Director has continuously served as a director of the Company during such one-year period. In addition, effective January 13, 2000, each Nonemployee Director will receive a Nonqualified Stock Option to purchase 30,000 shares of Common Stock at the annual meeting of stockholders of the Company following the initial year he has served as a director, if such Nonemployee Director will continue as a director for the following year (i.e, either through re-election or as a result of his term not expiring), and every fourth year thereafter (the "Renewal Option"). Each Renewal Option will vest 25% annually, with the initial 25% becoming exercisable on the date of grant of the option and an additional 25% becoming exercisable on each of the first anniversaries of the grant date (but only if such Nonemployee Director is a director of the Company at the time of vesting). Effective at the Annual Meeting of Directors of the Company to be held on January 13, 2000, and at each Annual Meeting of Directors thereafter, each Nonemployee Director who is elected to serve on either the Audit Committee or Compensation Committee of the Company shall receive an option to purchase 5,000 shares of Common Stock, which option shall be fully exercisable at the end of the one-year term of such office (but only if such Nonemployee Director serves on such committee for the entire term).

             (B) The purchase price for Stock acquired pursuant to the exercise of an Option granted pursuant to this subparagraph (v) shall be the Fair Market Value of the Stock on the date of the grant of the Option. All Options granted under this subparagraph (v) shall provide for a period of exercisability of four years as to each Option (or, where vesting is in 25-percent increments, as to each vested 25-percent portion of the Option), commencing on the date the Option (or, if applicable, such 25-percent portion of the Option) vests. If a person receiving an Option under this subparagraph (v) is not reelected to the Board, resigns, or is removed from the Board for any reason, then any portion of such persons Options granted under this subparagraph (v) that is not vested at such time shall terminate.

             (C) The Committee, in its discretion, may change the terms and conditions of, and the number of shares of Stock subject to, an Option granted pursuant to this subparagraph (v) at any time prior to or on the date such Option is to be automatically granted hereunder.

     (c) Stock Appreciation Rights. The Committee is authorized to grant SARs on the following terms and conditions ("SARs"):

         (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in
     Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

         (ii) Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may be exercised only upon the occurrence of a change in control of the Company (as defined in the applicable Award Agreement) may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

         (d) Restricted Stock. The Committee is authorized to grant Restricted Stock on the following terms and conditions ("Restricted Stock"):

         (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitations, the right to vote Restricted Stock and the right to receive dividends thereon.

         (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to

     Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

         (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company may retain physical possession of the certificate, and the Committee may require the Participant to deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

         (iv) Dividends. Dividends paid on Restricted Stock shall be paid at the dividend payment dates in cash or in the shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, unless otherwise determined by the Committee.

         (e) Deferred Stock. The Committee is authorized to grant Deferred Stock subject to the following terms and conditions ("Deferred Stock"):

         (i) Award and Restrictions. Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

         (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

         (f) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

     (g) Dividend Equivalents. The Committee is authorized to grant dividend equivalents entitling the Participant to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock ("Dividend Equivalents"). Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

     (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards ("Other Stock-Based Awards") that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this
Section 6(h).

     7. Certain Provisions Applicable to Awards.

     (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

     (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

     (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant, exercise or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be in a single payment or transfer, in installments or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

     (d) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

     (e) Performance-Based Awards. The Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7(e), in order to qualify such Award as "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. The performance objectives of an Award subject to this
Section 7(e) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee subject to this Section 7(e). Performance objectives shall be objective, shall be stated in writing not later than ninety (90) days after the beginning of the period of service to which they relate, and shall otherwise meet the requirements of Section 162(m)(4)(C) (or successor provisions) of the Code and the regulations thereunder. Business criteria used by the Committee in establishing performance objectives for Awards subject to this Section 7(e) shall be selected exclusively from among the following:

          (1)  Annual return on capital;

          (2)  Annual earnings per share;

          (3)  Annual cash flow provided by operations;

          (4)  Changes in annual revenues; and/or

          (5) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Achievement of performance objectives with respect to such Awards shall be measured over a period of not less than one year nor more than five years, as the Committee may specify. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weight to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(e), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7(e).

     (f) Acceleration. The Committee may accelerate the exercisability or vesting of any Award in whole or in part at any time and may provide for the acceleration of any Award in whole or in part upon the occurrence of certain events as may be set forth in one or more Award Agreements.

     8. General Provisions.

     (a) Compliance With Laws and Obligations. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the restriction requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     (b) Limitations on Transferability. Awards and other rights under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant's death, and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent then permitted under Rule 16b-3, consistent with the registration of the offer and sale of Stock on Form S-8 or Form S-3 or a successor registration form of the Securities and Exchange Commission, and permitted by the Committee. Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors.

     (c) No Right to Continued Employment or Service. Neither the Plan nor any action taken hereunder shall be construed as giving any Employee or other person the right to be retained in the employ or service of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any Employee's employment or other person's service at any time.

     (d) Taxes. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

     (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to Stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

     (f) No Rights to Awards: No Stockholder Rights. No Participant or Employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity or treatment of Participants and Employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participants in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

     (g) Unfunded Status of Awards: Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other

Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

     (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     (i) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) Compliance with Code Section 162(m). It is the intent of the Company that Options, SARs and other Awards designated as Awards subject to Section 7(e) shall constitute "qualified performance-based compensation" within the meaning of the Code Section 162(m). Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the performance objectives.

     (k) Governing Law. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

     (l) Effective Date: Plan Termination. The Plan shall become effective as of May 1, 1998, and shall continue in effect until the earlier of (i) such time as the Plan is terminated by the Board or (ii) April 30, 2008. This Plan amends and restates in its entirety the 1996 Long Term Incentive Plan of the Company.